EXHIBIT 4.1




                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated June 4, 2002 in the Amendment No. 1 to the Registration Statement (Form S-6 No. 333-88942) and related Prospectus of Claymore Securities Defined Portfolios, Series 125.




                                ERNST & YOUNG LLP
                                  /s/ Ernst & Young LLP


Kansas City, Missouri
June 4, 2002